
EXCLUSIVE
INVESTOR WEBINAR
The creator led retail economy could be your smartest investment yet.
amaze

See disclaimers on last slide or https:/www.Amaze.co/Disclaimer

www.Amaze.co



AN INDUSTRY WIDE SOLUTION FOR THE CREATOR COMMUNITY

amaze

Today's Presentation

- Market Opportunity
- Creator's Reality
- amaze
- Investing



INVESTING WITH amaze

Convertible Notes from 10-12%*

Rule 506(c) Regulation D Offering Highlights

10-12% ANNUAL YIELD

3-YEAR NOTE	5-YEAR NOTE
$3,000 Min	$50,000 Min

Cash Payout

- or -

10% Discount on Conversion

*Terms and Conditions Apply

$25M Raise | Convertible Note | $3,000 Min Investment



Aaron Day

CHIEF EXECUTIVE OFFICER & FOUNDER
AMAZE SOFTWARE, INC.

amaze


"A transformative leader with a sharp eye for scale and driven growth. Redefining what's possible for tranditional and tech-forward companies alike."
Canva
GLOBAL PARTNERSHIP LEAD
CEO & PRESIDENT
creo
NATIONAL DIRECTOR OF ADVANCED TECHNOLOGY
BLACKFORD CAPITAL
CHEIF EXECUTIVE OFFICER
Aaron Day
CEO & FOUNDER
amaze

Our Board of Directors

PENDING UPCOMING BOARD VOTE



Aaron Day

CEO & FOUNDER
BOARD MEMBER



Sandie Hawkins

BOARD NOMINEE



Amrapali (Ami) Gan

BOARD NOMINEE



Mike Pruitt

BOARD MEMBER



Eric Dolan

BOARD MEMBER



Pete Deutschman

BOARD NOMINEE



David Yacullo

BOARD MEMBER

Corporate Team amaze



Aaron Day
CEO & FOUNDER



Keith Johnson
CHIEF FINANCIAL OFFICER



Gwan Yip
CHIEF PRODUCT OFFICER



Danielle Pederson
SENIOR VP
MARKETING & BRAND



Angela Smith
VICE PRESIDENT DATA



Kate Blessing
VICE PRESIDENT
OPERATIONS



Brandi Sparks
DIRECTOR GROWTH &
CUSTOMER SERVICE



Courtney Valentine
CONTROLLER



Willis Ha
VICE PRESIDENT OF PEOPLE

Canva
amazon
ORACLE
creo
Brooks Brothers
SPARTAN
An Original Penguin by Munsingwear
FAIRWAY LIKE NO OTHER MARKET
SSL
BONOBOS
Theory
Blackford Capital
MAXAR

TIME

ADWEEK

TIMES BRIDGE

Entrepreneur

AXIOS

BI

GQ

NEWSWIRE

FINANCIAL TIMES

FORTUNE

y!

SmartMoney

“OUR GOAL is to empower creators to build thriving businesses and enable brands to scale authentic partnerships—connecting both through a commerce platform that drives growth, monetization, and community at the speed of culture. Amaze simplifies how creators and brands collaborate, unlocking new revenue with zero upfront risk and maximum creative freedom.”



cre·a·tor

krē·ā·tər (noun)

Newspaper

- FEW REPORTERS
- LIMITED REACH
- FEWER ADVERTISERS



"LE PHÉNIX"
PERFECTIONNÉ
Grand Phonographe pour Gros Cylindres
Modèle 1903
Nouveau
Seul Phonographe au Monde ayant une telle puissance d'émission qu'on peut l'entendre distinctement à 500 mètres.
Inouï Fantastique Sensationnel
Afin de prouver la réelle perfection du PHÉNIX, nous offrons de l'expédier à l'examen pour trois jours, tous les frais à notre charge.
22 MOIS DE CRÉDIT
Vingt-deux mois
7 FRANCS PAR MOIS
23 Centimes par Jour
Il n'existe rien d'aussi merveilleux dans le Monde,
Sans débourser un centime, vous recevrez chez vous, franco de port et d'emballage le PHÉNIX
7 FRANCS par Mois
LA PLUS GRANDE DÉCOUVERTE DU SIÈCLE!!!
UN PHONOGRAPHE DÉPASSANT L'ILLUSION!!
Création Fantastique
7 francs PAR MOIS
LISTE DES 20 GROS CYLINDRES
Prime Gratuite aux Souscripteurs du Phénix
l'illusion est complète!
Les gros cylindres seront offerts aux Souscripteurs du "PHÉNIX" avec une Réduction de 50 %.
BULLETIN DE SOUSCRIPTION
Le ton naturel est absolu!
Machine magique.

Magazines

- MORE REPORTERS – BIGGER AUDIENCES
- PRINT ADVERTISING TAKES OFF


New York
Paris
Melbourne
Tokyo
Madrid
London
women in this town
Giuseppe Santamaria

Radio

- HUNDREDS OF RADIO PERSONALITIES
- COMMERCIALS ARE BORN



Television

- THOUSANDS OF CREATORS
- VIDEO COMMERCIALS

Cable TV

- TENS OF THOUSANDS OF CREATORS
- GATEKEEPERS REMAIN



Internet

- MILLIONS OF CREATORS
- VIRTUALLY UNLIMITED CONTENT



Creator Economy

207M

GLOBAL CREATORS

Source:[FastCompany]

THE CREATOR ECONOMY IS EXPLODING - AND THE INFRASTRUCTURE TO SUPPORT THEM IS STILL CATCHING UP

$528B

2030 Global Market



128
156
192
235
287
352
431
528
2023
2024
2025
2026
2027
2028
2029
2030

Source: Globel Newswire, Coherent Market Insights

Creator Pain Points

CHALLENGES	CREATOR



Creator Pain Points

CHALLENGES	CREATOR
Disjointed Sales Channels	❌


KEN
ZERO
ART

Creator Pain Points

CHALLENGES	CREATOR
Disjointed Sales Channels	❌
Fragmented Monetization Tools	❌


KEN
ZERO
ART

Creator Pain Points

CHALLENGES	CREATOR
Disjointed Sales Channels	❌
Fragmented Monetization Tools	❌
Costly Audience Growth	❌



Brand Marketing

ROI: $5.78

CREATOR MARKETING AD CAMPAIGN RETURN FOR EVERY $1.00 SPENT

Source: Digital Marketing Institute

25–30%

ROAS INCREASE SIMPLY BY CHOOSING BETTER-FIT CREATORS.

Source: The Cirqle

82%

RETAIL MEDIA NOW USES CREATORS

Source: Study from LTK and Northwestern University



20%
45%
65%
82%
2019
2021
2023
2025
Estimate

Brand Pain Points

CHALLENGES	BRAND



Brand Pain Points

CHALLENGES	BRAND
Limited Access to Scalable Creator Networks	❌



Brand Pain Points

CHALLENGES	BRAND
Limited Access to Scalable Creator Networks	❌
High Cost of Traditional Paid Media	❌



Brand Pain Points

CHALLENGES	BRAND
Limited Access to Scalable Creator Networks	❌
High Cost of Traditional Paid Media	❌
Misaligned Incentives with Creator Partners	❌



Poll Question 1

What best describes your interest in the webinar today?

amaze

WE ARE CREATOR POWERED COMMERCE

amaze

"We are turning creators into entrepreneurs — unlocking financial freedom through commerce, automation, and brand-building tools made for the creator economy."

- Unified Platform
- No-Risk Model
- Automated Growth Tools
- Massive Market Reach
- Scalable for All Tiers
- Commerce Where Audiences Are

amaze

SOLUTIONS

CHALLENGES	CREATOR	amaze
Disjointed Sales Channels	❌	
Fragmented Monetization Tools	❌	
Costly Audience Growth	❌	

CHALLENGES	BRAND	amaze
Limited Access to Scalable Creator Networks	❌	
High Cost of Traditional Paid Media	❌	
Misaligned Incentives with Creator Partners	❌	

amaze

SOLUTIONS

CHALLENGES	CREATOR	amaze
Disjointed Sales Channels	✗	✓
Fragmented Monetization Tools	✗	
Costly Audience Growth	✗	

CHALLENGES	BRAND	amaze
Limited Access to Scalable Creator Networks	✗	
High Cost of Traditional Paid Media	✗	
Misaligned Incentives with Creator Partners	✗	

amaze

SOLUTIONS

CHALLENGES	CREATOR	amaze
Disjointed Sales Channels	✗	✓
Fragmented Monetization Tools	✗	✓
Costly Audience Growth	✗	

CHALLENGES	BRAND	amaze
Limited Access to Scalable Creator Networks	✗	
High Cost of Traditional Paid Media	✗	
Misaligned Incentives with Creator Partners	✗	

amaze

SOLUTIONS

CHALLENGES	CREATOR	amaze
Disjointed Sales Channels	✗	✓
Fragmented Monetization Tools	✗	✓
Costly Audience Growth	✗	✓

CHALLENGES	BRAND	amaze
Limited Access to Scalable Creator Networks	✗	
High Cost of Traditional Paid Media	✗	
Misaligned Incentives with Creator Partners	✗	

amaze

SOLUTIONS

CHALLENGES	CREATOR	amaze
Disjointed Sales Channels	✗	✓
Fragmented Monetization Tools	✗	✓
Costly Audience Growth	✗	✓
CHALLENGES	**BRAND**	**amaze**
Limited Access to Scalable Creator Networks	✗	✓
High Cost of Traditional Paid Media	✗	
Misaligned Incentives with Creator Partners	✗	

amaze

SOLUTIONS

CHALLENGES	CREATOR	amaze
Disjointed Sales Channels	✗	✓
Fragmented Monetization Tools	✗	✓
Costly Audience Growth	✗	✓

CHALLENGES	BRAND	amaze
Limited Access to Scalable Creator Networks	✗	✓
High Cost of Traditional Paid Media	✗	✓
Misaligned Incentives with Creator Partners	✗	

amaze

SOLUTIONS

CHALLENGES	CREATOR	amaze
Disjointed Sales Channels	✗	✓
Fragmented Monetization Tools	✗	✓
Costly Audience Growth	✗	✓

CHALLENGES	BRAND	amaze
Limited Access to Scalable Creator Networks	✗	✓
High Cost of Traditional Paid Media	✗	✓
Misaligned Incentives with Creator Partners	✗	✓


NOT a concept
WE ARE LIVE

Creators Love amaze

INTEGRATIONS

- YouTube
- Instagram
- TikTok
- twitch
- facebook
- Discord
- Linktree

Creators Love amaze

INTEGRATIONS

- YouTube
- Instagram
- TikTok
- twitch
- facebook
- Discord
- Linktree

TRACTION

180K
Monthly new creators

12.3M
Creator storefronts

1.8B
TOTAL INTERACTIONS

Creators Love amaze

INTEGRATIONS

YouTube
Instagram
TikTok
twitch
facebook
Discord
Linktree

TRACTION

180K
Monthly new creators

12.3M
Creator storefronts

1.8B
TOTAL INTERACTIONS

BACKED BY

- **SAM ALTMAN**
  OpenAI
- **JERRY MURDOCK**
  Insight Partners
- **ARJUN SETHI**
  Tribe Capital

NYSE AMERICAN™

ticker AMZE

Creators Love amaze

INTEGRATIONS

- YouTube
- Instagram
- TikTok
- twitch
- facebook
- Discord
- Linktree*

TRACTION

180K
Monthly new creators

12.3M
Creator storefronts

1.8B
TOTAL INTERACTIONS

BACKED BY

- **SAM ALTMAN**
  OpenAI
- **JERRY MURDOCK**
  Insight Partners
- **ARJUN SETHI**
  Tribe Capital

NYSE AMERICAN™
ticker AMZE

EXPANSION



Top 5 sign-up countries:

- US
- Mexico
- India
- UK
- Brazil

Brands Love amaze

EXPANSION

100's

OF BRANDS
ALREADY ENGAGED

20-40%

SALES UPLIFT FROM
CREATOR-POWERED
CAMPAIGNS

Brands Love amaze

EXPANSION

100's

OF BRANDS ALREADY ENGAGED

20-40%

SALES UPLIFT FROM CREATOR-POWERED CAMPAIGNS

100's of BRANDS

jamvana


NFL

HOOTERS

DANIEL TOSH

HOWIE THE CRAB

betr

Brands Love amaze

EXPANSION

100's

OF BRANDS ALREADY ENGAGED

20-40%

SALES UPLIFT FROM CREATOR-POWERED CAMPAIGNS

100's of BRANDS

jamvana



HOOTERS

DANIEL TOSH

HOWIE THE CRAB

betr

100's of CELEBRITIES

- Adam DeVine
- Lori Greiner (Shark Tank)
- Kevin Hart
- Nelson Piquet Jr
- Nina & Julianne (Ellen)

The Next Step

Easy signup for brands


Find creators by category of style
Upload your campaign brief
Launch campaign in minutes

amaze

A SCALABLE, MULTI-STREAM BUSINESS MODEL

% of Revenue

Amaze earns a share of every sale from creator storefronts (products, merch, experiences)

SaaS Platform Fees

Brands pay monthly/annual fees for premium tools (analytics, automation, campaign matching)

Creator Add-Ons

Optional paid upgrades (custom storefronts, advanced marketing, fulfillment services)

Marketplace Integrations

Revenue share via partners like TikTok, YouTube, Discord

amaze Use of Proceeds

Brand Growth Expansion	$5,000,000
Product Expansion	$5,000,000
Working Capital	$5,000,000
Venture Funding	$5,000,000
Creator | Fan Marketing	$5,000,000

Total $25,000,000

*Rule 506(c) Reg D proceeds



Creator | Fan Marketing 5M
Brand Growth 5M
Product expansion 5M
Working Capital 5M
Venture Funding 5M

WHERE WE ARE NOW

12.3M+
CREATOR STORES LIVE

100M+
NEW USERS PICSART INTEGRATION

1.8B+
USER INTERACTIONS

INTEGRATED WITH MAJOR PLATFORMS

TikTok

FULL PLATFORM INFRASTRUCTURE

COMMERCE, FULFILLMENT, PAYMENTS, ADMIN SERVICES LIVE

GLOBAL EXPANSION UNDERWAY

LAUNCHED IN MEXICO, AUSTRALIA, INDIA & EUROPE


WE ARE
GOING TO
DO THIS

INVESTING WITH amaze

Convertible Notes from 10-12%*

Rule 506(c) Regulation D Offering Highlights

10-12% ANNUAL YIELD

3-YEAR NOTE	5-YEAR NOTE
$3,000 Min	$50,000 Min

Cash Payout

- or -

10% Discount on Conversion

*Terms and Conditions Apply

$25M Raise | Convertible Note | $3,000 Min Investment

Sample Investment Scenario 3-Yr Note

ASSUMPTION:

- 3 Year All Cash Yields
- Convert Principal at Y3

Initial Investment	$10,000
Rate	10%
(Company's Choice) Paid at end of Y1	$1,000
(Investor's Choice) Paid at end of Y2	$1,000
(Investor's Choice) Paid at end of Y3	$1,000
Year 3 Note Value	$10,000
Discount for Conversion	10%
Value of shares received	$11,111
Total Interest Payments	$3,000
Total Value	$14,111
Total Return	**41.1%**

Sample Investment Scenario 5-Yr Note

ASSUMPTION:

- 5 Year All Cash Yields
- Convert Principal at Y5

	Initial Investment	$50,000
	Rate	12%
(Company's Choice)	Paid at end of Y1	$6,000
(Investor's Choice)	Paid at end of Y2	$6,000
(Investor's Choice)	Paid at end of Y3	$6,000
(Investor's Choice)	Paid at end of Y4	$6,000
(Investor's Choice)	Paid at end of Y5	$6,000
	Year 5 Note Value	$50,000
	Discount for Conversion	10%
	Value of shares received	$55,555
	Total Interest Payments	$30,000
	Total Value	$85,555
	Total Return	**58.4%**

Conversion in Your Favor

- After Y1 Investor Chooses Cash or Stock
- At Maturity, Investor chooses Cash or Stock
- 10% Discount for Conversion
- Stock traded on NYSE American

Your Reg D Investment Starts Here

Below Market Conversion Protection

Tax Free Investments*

Consider Investing Through Your IRA

PRESERVING TAX-FREE STATUS

You can earn tax-free passive income by using self-directed IRA funds to fund your investment. Traditional, SEP, and ROTH IRAs, 401k from Prior Employer, Retired TSP Plans, and 403b plans are eligible.*You should consult your investment advisor for more information

Tax-Deferred Yield | Custodian Fees Covered

1. **Purchase Directly from your IRA**
   Our team can help you if needed
2. **Purchase through your IRA Custodian**
   Have your custodian make the purchase or contact us for more information.
3. **Ask for a Call from Amaze**
   Our team can help you if needed

*Consult your investment advisor for more informationt

Who Should Invest

DETERMINING IF THIS IS THE RIGHT INESTMENT FOR YOU

YES Have an IRA?

YES Want to beat bonds, REITs, and ETFs?

YES Do you have underperforming stocks?

YES Want an investment in a company that's already public?

Who Should Invest

DETERMINING IF THIS IS THE RIGHT INESTMENT FOR YOU

YES Have an IRA?

YES Want to beat bonds, REITs, and ETFs?

YES Do you have underperforming stocks?

YES Want an investment in a company that's already public?

NO If you are looking for the next Google or Amazon

Poll Question 2

How much would you consider investing in Amaze?


amaze
Registration
Investor Information
Investment
Subscription Agreement
First Name
Last Name
John
Smith
Security
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By filling out and submitting this form you agree to receive email, text, and voice messages about this investment from CWS Investments Inc.
No
I consent to the EFT Disclosure and Privacy Policy
I'm not a robot
NEXT

How to Invest with amaze

Earn 10-12% with the option to convert to our common stock at maturity.



WE ARE GOING TO DO THIS

JOIN US

Questions & Answers

1 800-734-1563

Investments@Amaze.co

www.Amaze.co

Calendly.com/Amaze.co



AARON DAY
CEO & Founder



MIKE PRUITT
Board member

INVEST IN THE NEXT GENERATION OF CREATION

Disclaimers

This presentation has been prepared solely for general informational purposes by Amaze Holdings. Inc. (the "Company," "we," "us," or "our"). The Company makes no representation or warranty as to the accuracy, completeness or fairness of the information contained in this presentation. The information contained in this presentation does not purport to contain all of the information that a prospective investor may desire. In all cases, interested persons should conduct their own investigation and analysis of our company and the information contained herein and should consult their own legal, financial, accounting, and tax advisors to determine the consequences of an investment in the Company prior to making an investment decision. Except as otherwise expressly indicated, this presentation speaks as of the date hereof. We do not undertake to update the information contained herein, correct any inaccuracies that may become apparent or provide the recipient with access to any additional evaluation material. The Company expressly disclaims any and all liability relating to or resulting from the use of this presentation. This presentation should not be considered as a recommendation by the Company or its agents to purchase any securities of the Company. This presentation should not be considered as a recommendation by the Company or its agents to purchase any securities of the Company.

In this presentation the Company relies on and refers to certain information and data from third party sources which it believes to be reliable. However, the Company has not independently verified the accuracy or completeness of any such third party information. Prospective investors are cautioned not to give undue weight to such industry or market data.

The securities discussed herein have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of any state of the United States, and will be offered or sold only to "accredited investors" (as defined in Rule 501 of Regulation D under the Securities Act) pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506(c) of Regulation D. Neither the U.S. Securities and Exchange Commission nor any state securities regulatory has passed upon the merits or risks of the proposed investment or made any finding or determination concerning the fairness or advisability of the proposed investment.

The securities will be subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws pursuant to registration or an exemption therefrom. The purchase of the securities involves a high degree of risk and should be considered only by persons who can bear the risk of the investment for an indefinite period of time.

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words as “may,” “will,” “plan,” “intend,” “should,” “expect,” “anticipate,” “estimate,” “continue,” “potential,” “target,” “outlook,” or comparable terminology. Statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations are forward-looking statements. All financial forecasts are forward-looking statements, are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. All forward-looking statements are inherently subject to certain risks, trends and uncertainties that may cause actual results to differ materially from those expressed or implied. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the risks and uncertainties described in the section titled “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in the other reports and documents that we file with the SEC, including but not limited to the following important factors: our limited operating history and history of losses; our financial position and need for additional capital; our ability to continue as a going concern; our substantial indebtedness; our ability to compete and succeed in a highly competitive industry; our ability to attract and retain our creator base and expand the range of products available for sale; we may experience difficulties in managing our growth and expenses; we may not keep pace with technological advances; there may be undetected errors or defects in our software or issues related to data computing, processing or storage; our reliance on third parties to provide key services for our business, including cloud hosting, marketing platforms, payment providers and network providers; failure to maintain or enhance our brand; our ability to protect our intellectual property; significant interruptions, delays or outages in services from our platform; significant data breach or disruption of the information technology systems or networks and cyberattacks; operational and financial risks in connection with acquisitions; risks associated with international operations; general economic conditions; changes in laws and regulations, including those related to privacy, online liability, consumer protection, and financial services; our dependence on senior management and other key personnel; our ability to attract, retain and motivate qualified personnel and senior management; we have identified material weaknesses in our internal control over financial reporting which, if not corrected, could affect the reliability of our consolidated financial statements; and the ability to maintain compliance with the listing requirements of the NYSE American.

The forward-looking statements in this presentation represent our views as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements whether as a result of new information, future developments or otherwise, and we do not intend to do so.